UNITED  STATES

SECURITIES  AND  EXCHANGE  COMMISSION

Washington, D.C. 20549

FORM  8-K

CURRENT  REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 3, 2012 (June 27, 2012)

HPIL HOLDING

(Exact name of registrant as specified in its charter)

Nevada	333-121787	20-0937461
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7075 Gratiot Road, Suite One Saginaw, MI	48609

(Address of principal executive offices)	(Zip Code)

(248) 750-1015

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01      OTHER EVENTS

            On June 27, 2012 the Board of Directors approved the conversion of a promissory note between HPIL HOLDING and Mr. Bertoli.  Pursuant to the original promissory note, Mr. Bertoli was entitled to receive a payment of $584,521.71 on March 31, 2012.  Pursuant to action taken by the Board of Directors on June 27, 2012, Mr. Bertoli agreed to convert $500,000 of the promissory note into 2,500,000 shares of common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 3, 2012

                                                                    HPIL HOLDING

(Registrant)

                                                                                                                                        By:  /s/   Nitin Amersey

                                                                                                                                                  Nitin Amersey, Director, Treasurer

                                                                                                                                                  and Secretary and Chief Financial

                                                                                                                                                  Officer